UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2020

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 3, 2020, the board of directors (the "Board") of Team, Inc. (the “Company”) adopted a new Code of Business Conduct and Ethics (the "Code"), which governs the conduct of all directors, officers and employees of the Company and its subsidiaries. The Company’s prior Code of Business Conduct and Ethics was adopted a number of years ago. The Board believes the new Code is more robust and detailed and better reflects the Company’s current practices and the current standards in public company corporate governance.

The new Code provides enhanced descriptions of the types of situations that would or may involve a conflict of interest. It also provides more detailed guidelines with regard to determination of conflicts of interest, the process for pre-approval of such transactions and guidance on duties to directors, officers and employees within the context of corporate opportunities. The new Code expands the Company's commitment to legal and disclosure compliance, and more fully addresses the protection and proper use of Company assets. The new Code imposes additional responsibilities upon directors, officers and employees with regard to preparation and verification of the Company books, records and accounts. The new Code implements more detailed standards for reporting and enforcement of violations of the new Code, procedures for obtaining waivers of Code violations and a prohibition against retaliation against parties who make good faith reports of known or suspected acts of misconduct or other violations. The new Code also encourages employees to discuss observed violations with their supervisors and the Company's Legal or Human Resources Department, or to report violations to the ethics hotline.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Code, which can be found on the Company’s website at www.teaminc.com under “Investor Relations - Corporate Governance - Code of Business Conduct and Ethics.” The contents of the Company’s website are not incorporated by reference in this current report or made a part hereof for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: April 7, 2020